INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE
                               ANNUITY CONTRACT
                                  ISSUED BY
                       LUTHERAN BROTHERHOOD VARIABLE
                        INSURANCE PRODUCTS COMPANY

                   Supplement to Prospectus Dated May 1, 1997

The general purpose of this supplement is to provide information about the new Mid Cap Growth Subaccount, now available under LBVIP Variable Annuity Account I (the "Variable Account"). The assets of the Mid Cap Growth Subaccount will be invested exclusively in shares of the new Mid Cap Growth Portfolio of LB Series Fund, Inc. (the "Fund"). The investment objectives of the new Portfolio is:

Mid Cap Growth Portfolio. To achieve long term growth of capital by investing primarily in a professionally managed diversified portfolio of common stocks of companies with medium market capitalizations.

The prospectus for the Fund fully describes the investment objectives and attendant risks of the Mid Cap Growth Portfolio, along with the six other Portfolios.

Accordingly, the following changes are made to the prospectus for the
Contract:

1. All current references to the various Subaccounts of the Variable Account and Portfolios of the Fund are changed to include the Mid Cap Growth Subaccount and the Mid Cap Growth Portfolio.

2. The current references to the Fund and its investment adviser are amended to include the following:

Lutheran Brotherhood ("LB") is the investment adviser of the Fund. LB was founded in 1917 as a fraternal benefit society, owned by and operated for its members, under the laws of Minnesota. LB has been engaged in the investment advisory business since 1970, either directly or through the indirect ownership of Lutheran Brotherhood Research Corp., the Fund's investment adviser prior to January 31, 1994.

For its services, LB receives from the Fund a daily investment advisory fee equal to an annual rate of .40% of the aggregate average daily net assets of the Money Market, Income, High Yield, Growth, Mid Cap Growth and Opportunity Growth Portfolios. LB also receives an annual investment advisory fee from the Fund equal to .85% of the aggregate average daily net assets of the World Growth Portfolio.

3. The Summary Fee Table on pages 6-7 of the prospectus for the Growth, High Yield, Income, Mid Cap Growth, Opportunity Growth, and Money Market Subaccounts is amended to include the Mid Cap Growth Subaccount. The Summary Fee Table on pages 6-7 of the prospectus for the Growth, High Yield, Income, Mid Cap Growth, Opportunity Growth, and Money Market Portfolio is amended to include the Mid Cap Growth Portfolio.

4.  The minimum account size in Texas is no longer $5,000.

5. The administrative charge as described in the Summary section and the section entitled "Charges and Deductions" is changed to read as follows:

Administrative Charge. On each Contract Anniversary prior to and including the Maturity Date, LB deducts an annual administrative charge of $30 from the Accumulated Value of each Contract. No such charge is deducted if on that Contract Anniversary the total amount of premiums paid under the Contract, less the amount of all prior partial surrenders (which includes the amount of related surrender charges), is equal to or greater than $5,000, or the Accumulated Value is greater than $5,000.

                 The date of this Supplement is January 30, 1998